EXHIBIT 10.53


                              FIRST AMENDMENT TO
                             EMPLOYMENT AGREEMENT

         This First Amendment ("First Amendment") dated as of May , 1998 to the Agreement, dated as of April 10, 1996 (the "Original Agreement"), between Sinclair Broadcast Group, Inc., a Maryland corporation ("Sinclair"), and Barry Baker ("Executive").

         WHEREAS, Sinclair and Executive have entered into the Original Agreement, which provides among other things the terms and conditions on which Sinclair and Executive agree that Executive will serve as President and Chief Executive Officer of Sinclair Communications, Inc. ("SCI"), Executive Vice
President of Sinclair, and a member of the Board of Directors of each of Sinclair and SCI;

         WHEREAS,   Sinclair  and  Executive  desire,  pursuant  to  this  First
Amendment, to amend the Original Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and obligations contained herein, the parties agree, intending to be legally bound, as follows:

     1. Section 1.2 of the Original Agreement is hereby amended so that the first sentence thereof is replaced in its entirety with the following:

         The term of this Agreement (the "Agreement Term"), shall commence on the date hereof and terminate on December 31, 2001, unless extended as provided in Section 8 or sooner terminated pursuant to the provisions of Section 9 or Section 10; provided, however, that Executive shall not be an employee, officer or director of Sinclair, SCI or any of their subsidiaries until the Effective Date (as hereinafter defined). (As used elsewhere herein, the term "First Closing" shall mean the Closing (as defined in the Purchase Agreement)).

     2. Section 10.3.1 of the Original Agreement is hereby amended so that clause (g) thereof is replaced in its entirety with the following:

         (g) the Effective Date shall not have occurred by December 3, 1998, unless such failure is solely due to actions or failure to take actions on the part of Executive (other than the failure of Executive to elminate his attributable ownership interest in RCB and RCLP).


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     3.  Section 10.4.1 of the Original  Agreement is hereby amended so that the second sentence thereof is replaced in its entirety with the following:

         The "Broadcast Option" is an option of Executive to require Sinclair and SCI to sell and assign to Executive, or any one or more persons or entities designated by Executive (collectively, the "Transferee"), free and clear of any and all Indebtedness and Liens (other than Permitted Liens (as hereinafter defined)), for an aggregate purchase price in cash equal to the fair market value thereof, (i) all (and not less than all) radio and/or television broadcasting stations (including all broadcasting assets, licenses, permits and programming contracts) then owned or held directly or indirectly by Sinclair or SCI (or their affiliates), at the option of Executive, in or substantially serving either (but not both of) the St. Louis, Missouri or the Greenville-Spartanburg, S.C.-Asheville, N.C.-Anderson, S.C. Designated Market Areas and (ii) all (and not less than all) rights of Sinclair, SCI or any of their affiliates to provide programming services with respect to all television or radio stations in such selected Designated Marketing Area, including all local marketing, time brokerage or similar management services agreements, for an aggregate purchase price equal to the fair market value thereof.

     4. Section 10.4.2 of the Original Agreement is hereby amended so that the first sentence thereof is replaced in its entirety with the following:

         Executive may exercise the Broadcast Option by providing Sinclair and SCI, within the 180-day period referred to above, written notice of Executive's intent to do so and the Designated Market Area to which it applies.

     5. Section 10.4.4 of the Original Agreement is hereby replaced in its entirety with the following:

         10.4.4 INTENTIONALLY OMITTED.

     6. Terms used herein but not defined herein shall have the meaning given them in the Original Agreement.

     7. Except as expressly provided herein, all of the terms of the Original Agreement shall continue in full force and effect.

     8. Section 12.1 of the Original Agreement is hereby replaced in its entirety with the following:

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         If to Executive:

                  Barry Baker
                  28 Merry Hill Court
                  Baltimore, Maryland 21208

                  with a copy to:

                  Andrew M. Baker, Esq.
                  Baker & Botts, L.L.P.
                  2001 Ross Avenue
                  Dallas, Texas 75201

     9. This First Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Maryland applicable to agreements made and to be performed entirely in Maryland.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                               SINCLAIR BROADCASTING GROUP, INC.




                                               By:  /s/ David Smith
                                                  ------------------------------
                                               Name: David D.  Smith
                                                    ----------------------------
                                               Title:   President/CEO
                                                     ---------------------------



                                               BARRY BAKER



                                               By:   /s/ Barry Baker
                                                  ------------------------------





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